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              		      SECURITIES AND EXCHANGE COMMISSION

                    			    Washington, D.C. 20549



                             			   FORM 8-K

                            				CURRENT REPORT

                   			 Pursuant to Section 13 or 15(d)
		                  of the Securities Exchange Act of 1934




    	 Date of Report (Date of earliest event reported):  April 1, 1997


                      			  COCA-COLA ENTERPRISES INC.

    	     (Exact name of registrant as specified in its charter)



	 Delaware                  01-09300                 58-0503352
	(State of            (Commission File No.)        (IRS Employer
 Incorporation)                                    Identification No.)




      	      2500 Windy Ridge Parkway, Atlanta, Georgia 30339
       	(Address of principal executive offices, including zip code)

                     			       (770) 989-3000
	                (Registrant's telephone number, including area code)



















                                           							  Page 1 of 6 pages
						                                           	  Exhibit Index Page 4

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Item 5.   Other Events
------    ------------
       	  On April 1, 1997, Coca-Cola Enterprises Inc. (the "Company")
	         issued a press release announcing that first-quarter 1997 noncash expenses related to certain stock-based compensation
	         plans will be higher than the Company's original 1997 expectations due to strong first quarter 1997 stock-price
       	  performance.


Item 7.   Financial Statements and Exhibits
------    ---------------------------------

       	  (c) Exhibits.

       	  99   Press Release of Coca-Cola Enterprises Inc. issued
       	       April 1, 1997.







































                                                							    Page 2 of 6 pages
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          	     ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

                               				 SIGNATURE
			                               	 ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				                               COCA-COLA ENTERPRISES INC.
				                               (Registrant)


                            				    S/ LOWRY F. KLINE
Date:  April 7, 1997            By:__________________________________
			                             Lowry F. Kline
				                            Senior Vice President and
				                            General Counsel






































                                                 							   Page 3 of 6 pages
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                        			   COCA-COLA ENTERPRISES INC.

                             				 EXHIBIT INDEX
				                              -------------

Exhibit No.                                                      Page
-----------                                                     -----

    99         Press release of Coca-Cola Enterprises Inc.         5
       	       issued April 1, 1997.















































                                                 							     Page 4 of 6
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